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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     February 7, 2006
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                              MYMETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

             DE                         000-25132                25-1741849
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

 RUE DE LA COLOMBIERE 14, 1260 NYON, SWITZERLAND
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   011 41 22 363 13 10
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

         On February 7, 2006 the Tribunal de Commerce in Lyon, France placed our wholly owned subsidiary, Mymetics S.A., under receivership ("Redressement Judiciaire") as a result of an ongoing dispute between the Mymetics Corporation (the "Company") and a former officer and director, Dr. Pierre-Francois Serres, who has a judgment against Mymetics S.A. in France (that is now under appeal) in the amount of E173,000 for an alleged wrongful termination by the Company's prior management during 2003. The court appointed two judges to oversee the case, a lawyer to represent the creditors and a judicial administrator to manage Mymetics S.A., all of whom are considered agents of the court. The court further imposed a "two-month observation period" during which management and the administrator should strive to find a solution to the crisis. Mymetics is the owner of our initial patents filed in 1997 and 1998. Accordingly, a sale of those patents could pose a serious economic threat to the Mymetics Corporation (the "Company") and its ability to develop further intellectual property, which is the Company's principal asset. We expect to pay Dr. Pierre-Francois Serres his claim of E173,000 before the end of the two month observation period.

         By way of background, Dr. Serres was terminated by the Company's previous management and later reinstated by existing management as Chief Scientific Officer retroactively commencing May 5, 2003. In November 2003 Dr. Serres was appointed Head of Exploratory Research. Dr. Serres resigned on June 13, 2005 as director of the Company and as an officer of the Company on December 26, 2005. Previously, the Lyon Industrial Tribunal had granted Dr. Serres an emergency injunction on October 14, 2003. In consideration for being reinstated by the Company's new management, Dr. Serres agreed in August 2003 to forfeit all legal and punitive compensation for having been terminated by the Company's prior management. Despite this pledge, Dr. Serres maintained his proceeding and on November 3, 2005, the Lyon Industrial Tribunal awarded Dr. Serres the full E173,000 he was seeking, of which approximately E100,000 is payable immediately despite the fact that we immediately appealed the judgment. We have attempted without success to negotiate with Dr. Serres regarding the payments immediately due to him under the judgment. In light of limited financial resources at that time, we did not have enough funds to both pay Dr. Serres the amount immediately due for approximately E100,000 and to initiate new rounds of animal preclinical trials supported by the latest encouraging scientific results. We decided to allocate existing financial resources to the preclinical trials and to contest the judgment of the Lyon Industrial Tribunal based upon advice of our French counsel that the judgment was illegal under French law and that an appeal should be successful. Dr. Serres pursued a strategy of raising pressure on the Company to pay his judgment by seeking to have our subsidiary liquidated through the Tribunal de Commerce in Lyon. We intend, therefore, to raise the money necessary to pay Dr. Serres and remove Mymetics S.A. from receivership. At the same time, we expect to prevail on the appeal of the decision by the Lyon Industrial Tribunal and should we do so, we understand that Dr. Serres will have to reimburse us for all monies we have paid to him under the Industrial Tribunal judgment.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements that involve risks and uncertainties. The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward looking statements concern matters that involve risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Words such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential", "continue", "possibly", "clearly", "encouraging" or similar words are intended to identify forward looking statements, although not all forward looking statements contain these words.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity performance or achievements, nor can we guarantee that we shall prevail in our case against Dr. Serres. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We are under no duty to update any of the forward-looking statements after the date hereof to conform such statements to actual results or to changes in our expectations.




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Readers are urged to carefully review and consider the various disclosures made by us which attempt to advise interested parties of the factors which affect our business, including without limitation disclosures made under the captions "Management Discussion and Analysis of Financial Condition and Results of Operations," "Risk Factors," "Consolidated Financial Statements" and "Notes to Consolidated Financial Statements" included in the Company's annual report on Form 10-K for the year ended December 31, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 13, 2006                              MYMETICS CORPORATION


                                                      By: /s/ Christian Rochet
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                                                      Christian Rochet,
                                                      President,
                                                      Chief Executive Officer